UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 2, 2010

CHINA SHESAYS MEDICAL COSMETOLOGY INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-144888	01-0660195
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Sichuan SHESAYS Cosmetology Hospital Co., Ltd
New No. 83, Xinnan Road, Wuhou District
Chengdu City, Sichuan Province, P.R. China
(Address of Principal Executive Offices)

610041
(Zip Code)

86-028-85482277
(Registrant's telephone number, including area code)

SN Strategies Corp.
1077 Balboa Avenue, Laguna Beach, California 92651
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.     Other Events.

    On July 2, 2010, China SHESAYS Medical Cosmetology Inc., formerly known as SN Strategies Corp. (the "Registrant"), a Nevada corporation, received an approval from FINRA clearing the Registrant’s name change from "SN Strategies Corp." to "China SHESAYS Medical Cosmetology Inc." in connection with the merger of the Registrant closed on June 7, 2010, which event was previously disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission on June 7 2010. According to FINRA’s approval, the name change will take effect on July 6, 2010. The Registrant’s new trading symbol on July 6, 2010 will be changed from "SNGI" to "CSAY" to effect the name change.

    The information in this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2010

CHINA SHESAYS MEDICAL COSMETOLOGY INC.

By: /s/ Yixiang Zhang
Name: Yixiang Zhang
Title: Chief Executive Officer